                                                                    EXHIBIT 99.1

       Student Loan Finance Corporation
       Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
        Section 21 of the Servicing Agreement (Unaudited)

       Education Loans Incorporated - 1999-1 Indenture
       Student Loan Asset-Backed Notes, Series 1999-1 and 2000-1
       Report for the Month Ended January 31, 2001

I.     Noteholder Information
       ----------------------

A.     Identification of Notes
       -----------------------

       Series      Description                                                      Cusip #         Due Date
       ------------------------------------------------------------------------------------------------------------------------
       1999-1A     Senior Auction Rate Notes....................................... 280907AP1...... December 1, 2035
       1999-1B     Senior Auction Rate Notes....................................... 280907AQ9...... December 1, 2035
       1999-1C     Subordinate Auction Rate Notes.................................. 280907AR7...... December 1, 2035
       2000-1A     Senior Auction Rate Notes....................................... 280907AS5...... December 1, 2035
       2000-1B     Senior Auction Rate Notes....................................... 280907AT3...... December 1, 2035
       2000-1C     Subordinate Auction Rate Notes.................................. 280907AU0...... December 1, 2035

B.     Notification of Redemption Call of Notes
       ----------------------------------------

       Series 1999-1:
         None
       Series 2000-1:
         None

C.     Principal Outstanding - January, 2001
       -------------------------------------

                                       Principal              Principal            Principal         Principal
                                     Outstanding,             Borrowed             Payments         Outstanding,
       Series                      Start of Month           During Month         During Month       End of Month
       ----------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A                  $ 78,000,000.00                  $0.00             $0.00     $  78,000,000.00
         1999-1B                    39,000,000.00                   0.00              0.00        39,000,000.00
         1999-1C                     9,300,000.00                   0.00              0.00         9,300,000.00
                             ------------------------------------------------------------------------------------
         Total                     126,300,000.00                   0.00              0.00       126,300,000.00
                             ------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                    54,100,000.00                   0.00              0.00        54,100,000.00
         2000-1B                    54,100,000.00                   0.00              0.00        54,100,000.00
         2000-1C                    22,000,000.00                   0.00              0.00        22,000,000.00
                             ------------------------------------------------------------------------------------
         Total                     130,200,000.00                   0.00              0.00       130,200,000.00
                             ------------------------------------------------------------------------------------
       Totals                     $256,500,000.00                  $0.00             $0.00     $ 256,500,000.00
                             ====================================================================================

D.     Accrued Interest Outstanding - January, 2001
       --------------------------------------------

                                   Accrued Interest           Interest            Interest        Accrued Interest    Interest
                                     Outstanding,              Accrued            Payments          Outstanding,      Rate As Of
       Series                      Start of Month           During Month        During Month        End of Month    End Of Month
       --------------------------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A                   $   287,343.33         $   415,436.67    $   423,453.33       $   279,326.67         5.86000%
         1999-1B                       142,025.00             207,415.00        209,300.00           140,140.00         5.88000%
         1999-1C                        34,112.92              49,690.42         50,271.67            33,531.67         5.90000%
                             ------------------------------------------------------------------------------------
         Total                         463,481.25             672,542.09        683,025.00           452,998.34
                             ------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                       277,938.75             305,860.36        308,820.83           274,978.28         6.53500%
         2000-1B                       277,938.75             289,134.45        380,879.03           186,194.17         5.90000%
         2000-1C                       114,675.00             125,675.00        127,416.67           112,933.33         6.60000%
                             ------------------------------------------------------------------------------------
         Total                         670,552.50             720,669.81        817,116.53           574,105.78
                             ------------------------------------------------------------------------------------
       Totals                      $ 1,134,033.75         $ 1,393,211.90    $ 1,500,141.53       $ 1,027,104.12
                             ====================================================================================

E.     Net Loan Rates for Next Interest Period
       ---------------------------------------

                                  Interest Period
       Series                       Starting Date          Net Loan Rate
       ------------------------------------------------------------------
       Series 1999-1:
         1999-1A                        07-Mar-01                 11.40%
         1999-1B                        07-Mar-01                 11.38%
         1999-1C                        07-Mar-01                 11.28%
       Series 2000-1:
         2000-1A                        01-Mar-01         Not Applicable
         2000-1B                        08-Mar-01         Not Applicable
         2000-1C                        01-Mar-01         Not Applicable

F.     Noteholders' Carry-Over Amounts - January, 2001
       -----------------------------------------------

                                       Carry-Over                                                                        Carry-Over
                                         Amounts,              Additions                    Payments                       Amounts,
       Series                      Start of Month           During Month                During Month                   End of Month
       -----------------------------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A                            $0.00                  $0.00                       $0.00                          $0.00
         1999-1B                             0.00                   0.00                        0.00                           0.00
         1999-1C                             0.00                   0.00                        0.00                           0.00
                             -------------------------------------------------------------------------------------------------------
         Total                               0.00                   0.00                        0.00                           0.00
                             -------------------------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                             0.00                   0.00                        0.00                           0.00
         2000-1B                             0.00                   0.00                        0.00                           0.00
         2000-1C                             0.00                   0.00                        0.00                           0.00
                             -------------------------------------------------------------------------------------------------------
         Total                               0.00                   0.00                        0.00                           0.00
                             -------------------------------------------------------------------------------------------------------
       Totals                               $0.00                  $0.00                       $0.00                          $0.00
                             =======================================================================================================

G.     Noteholders' Accrued Interest on Carry-Over Amounts - January, 2001
       -------------------------------------------------------------------

                                          Accrued               Interest                    Interest                        Accrued
                                        Interest,                Accrued                    Payments                      Interest,
       Series                      Start of Month           During Month                During Month                   End of Month
       -----------------------------------------------------------------------------------------------------------------------------
       Series 1999-1:
         1999-1A                            $0.00                  $0.00                       $0.00                          $0.00
         1999-1B                             0.00                   0.00                        0.00                           0.00
         1999-1C                             0.00                   0.00                        0.00                           0.00
                             -------------------------------------------------------------------------------------------------------
         Total                               0.00                   0.00                        0.00                           0.00
                             -------------------------------------------------------------------------------------------------------
       Series 2000-1:
         2000-1A                             0.00                   0.00                        0.00                           0.00
         2000-1B                             0.00                   0.00                        0.00                           0.00
         2000-1C                             0.00                   0.00                        0.00                           0.00
                             -------------------------------------------------------------------------------------------------------
         Total                               0.00                   0.00                        0.00                           0.00
                             -------------------------------------------------------------------------------------------------------
       Totals                               $0.00                  $0.00                       $0.00                          $0.00
                             =======================================================================================================

II.    Fund Information
       ----------------

A.     Reserve Funds - January, 2001
       -----------------------------

                                                                                                                             Amount
                                                                                                     -------------------------------
       Balance, Start of Month................................................................                        $3,847,500.00
       Additions During Month (From Issuance of Notes)........................................                                 0.00
       Less Withdrawals During Month..........................................................                                 0.00
                                                                                                     -------------------------------
       Balance, End of Month..................................................................                        $3,847,500.00
                                                                                                     ===============================

B.     Capitalized Interest Accounts - January, 2001
       ---------------------------------------------
                                                                                                                             Amount
                                                                                                     -------------------------------
       Balance, Start of Month................................................................                        $4,786,040.99
       Additions During Month (From Issuance of Notes)........................................                                 0.00
       Less Withdrawals During Month..........................................................                          (743,297.84)
                                                                                                     -------------------------------
       Balance, End of Month..................................................................                        $4,042,743.15
                                                                                                     ===============================

C.     Acquisition Accounts - January, 2001
       ------------------------------------

                                                                                                                             Amount
                                                                                                     -------------------------------
       Balance, Start of Month.................................................................                      $20,205,654.29
       Additions During Month..................................................................                                0.00
       Less Withdrawals for Initial Purchase of Eligible Loans:................................
         Principal Acquired....................................................................                                0.00
         Accrued Income........................................................................                                0.00
         Premiums and Related Acquisition Costs................................................                                0.00
       Less Withdrawals for Eligible Loans:....................................................
         Principal Acquired....................................................................                       (3,877,864.37)
         Premiums and Related Acquisition Costs................................................                          (75,797.46)
                                                                                                     -------------------------------
       Balance, End of Month...................................................................                      $16,251,992.46
                                                                                                     ===============================

D.     Alternative Loan Guarantee Accounts - January, 2001
       ---------------------------------------------------
                                                                                                                             Amount
                                                                                                     -------------------------------
       Balance, Start of Month.................................................................                       $1,877,496.16
       Additions During Month (Initial Purchase of Student Loans)..............................                                0.00
       Guarantee Fees Received (Refunded) During Month.........................................                                0.00
       Interest Received During Month..........................................................                           11,897.68
       Other Additions During Month............................................................                              247.35
       Less Withdrawals During Month for Default Payments......................................                         (139,045.12)
                                                                                                     -------------------------------
       Balance, End of Month...................................................................                       $1,750,596.07
                                                                                                     ===============================

III.   Student Loan Information
       ------------------------

A.     Student Loan Principal Outstanding - January, 2001
       --------------------------------------------------
                                                                                                                             Amount
                                                                                                     -------------------------------
       Balance, Start of Month.................................................................                     $212,850,331.89
       Initial Purchase of Eligible Loans......................................................                                0.00
       Loans Purchased / Originated............................................................                        3,877,864.37
       Capitalized Interest....................................................................                          179,957.08
       Less Principal Payments Received........................................................                       (2,406,429.97)
       Less Defaulted Alternative Loans Transferred............................................                         (130,940.62)
       Other Increases (Decreases).............................................................                             (592.21)
                                                                                                     -------------------------------
       Balance, End of Month...................................................................                     $214,370,190.54
                                                                                                     ===============================

B.     Composition of Student Loan Portfolio as of January 31, 2001
       ------------------------------------------------------------

                                                                                                                             Amount
                                                                                                     -------------------------------
       Aggregate Outstanding Principal Balance.................................................                     $214,370,190.54
       Number of Borrowers.....................................................................                              32,760
       Average Outstanding Principal Balance Per Borrower......................................                              $6,544
       Number of Loans (Promissory Notes)......................................................                              63,936
       Average Outstanding Principal Balance Per Loan..........................................                              $3,353
       Weighted Average Interest Rate..........................................................                               8.37%

C.     Distribution of Student Loan Portfolio by Loan Type as of January 31, 2001
       --------------------------------------------------------------------------

                                                                                         Outstanding
                                                                                           Principal
       Loan Type                                                                             Balance                        Percent
       -----------------------------------------------------------------------------------------------------------------------------
       Stafford - Subsidized..................................................        $89,285,827.16                          41.7%
       Stafford - Unsubsidized................................................         51,699,422.73                          24.1%
       Stafford - Nonsubsidized...............................................                189.89                           0.0%
       PLUS...................................................................         17,600,053.42                           8.2%
       SLS....................................................................            120,068.96                           0.1%
       Consolidation..........................................................         12,390,713.07                           5.8%
       Alternative............................................................         43,273,915.31                          20.2%
                                                                                 ---------------------------------------------------
       Total                                                                         $214,370,190.54                         100.0%
                                                                                 ===================================================

D.     Distribution of Student Loan Portfolio by Interest Rate as of January 31, 2001
       ------------------------------------------------------------------------------

                                                                                         Outstanding
                                                                                           Principal
       Interest Rate                                                                         Balance                        Percent
       ----------------------------------------------------------------------------------------------------------------------------
       Less Than 7.00%.......................................................       $     495,684.63                            0.2%
       7.00% to 7.49%........................................................           1,714,744.91                            0.8%
       7.50% to 7.99%........................................................          45,190,140.63                           21.1%
       8.00% to 8.49%........................................................         105,153,682.61                           49.1%
       8.50% to 8.99%........................................................          38,055,737.61                           17.8%
       9.00% to 9.49%........................................................           1,413,126.23                            0.7%
       9.50% or Greater......................................................          22,347,073.92                           10.4%
                                                                                     ----------------------------------------------
       Total.................................................................        $214,370,190.54                          100.0%
                                                                                     ==============================================

E.     Distribution of Student Loan Portfolio by Borrower Payment Status as of January 31, 2001
       ----------------------------------------------------------------------------------------

                                                                                         Outstanding
                                                                                           Principal
       Borrower Payment Status                                                               Balance                        Percent
       ----------------------------------------------------------------------------------------------------------------------------
       School..................................................................        53,973,129.99                           25.2%
       Grace...................................................................        10,618,890.63                            5.0%
       Repayment...............................................................       122,554,910.54                           57.2%
       Deferment...............................................................        19,513,913.41                            9.1%
       Forbearance.............................................................         7,709,345.97                            3.6%
                                                                                      ---------------------------------------------
       Total...................................................................      $214,370,190.54                          100.0%
                                                                                     ==============================================

F.     Distribution of Student Loan Portfolio by Delinquency Status as of January 31, 2001
       -----------------------------------------------------------------------------------

                                                                                       Percent by Outstanding Balance
                                                                         ----------------------------------------------------------
                                                             Outstanding                   Excluding
                                                               Principal                School/Grace                   All Loans in
       Delinquency Status                                        Balance                Status Loans                      Portfolio
       ----------------------------------------------------------------------------------------------------------------------------
       31 to 60 Days.................................     $ 9,223,424.03                         6.2%                           4.3%
       61 to 90 Days.................................       3,035,355.59                         2.0%                           1.4%
       91 to 120 Days................................       1,454,655.55                         1.0%                           0.7%
       121 to 180 Days...............................       1,685,305.56                         1.1%                           0.8%
       181 to 270 Days...............................       2,275,345.69                         1.5%                           1.1%
       Over 270 Days.................................         513,188.45                         0.3%                           0.2%
       Claims Filed, Not Yet Paid....................         994,602.58                         0.7%                           0.5%
                                                          -------------------------------------------------------------------------
       Total.........................................     $19,181,877.45                        12.8%                           8.9%
                                                          =========================================================================

G.     Distribution of Student Loan Portfolio by Guarantee Status as of January 31, 2001
       ---------------------------------------------------------------------------------

                                                                                         Outstanding
                                                                                           Principal
       Guarantee Status                                                                      Balance                        Percent
       -----------------------------------------------------------------------------------------------------------------------------
       FFELP Loan Guaranteed 100%...............................................     $    709,447.11                            0.3%
       FFELP Loan Guaranteed 98%................................................      170,386,828.12                           79.5%
       Alternative Loans Non-Guaranteed.........................................       43,273,915.31                           20.2%
                                                                                     -----------------------------------------------
       Total....................................................................     $214,370,190.54                          100.0%
                                                                                     ===============================================

      W

H.     Distribution of Student Loan Portfolio by Guarantee Agency as of January 31, 2001
       ---------------------------------------------------------------------------------

                                                                                         Outstanding
                                                                                           Principal
       Guarantee Agency                                                                      Balance                        Percent
       ----------------------------------------------------------------------------------------------------------------------------
       Education Assistance Corporation.................................       $101,311,488.55                           47.3%
       Great Lakes Higher Education Corporation.........................         17,854,238.19                            8.3%
       California Student Aid Commission................................         20,329,748.63                            9.5%
       Student Loans of North Dakota....................................          6,481,611.28                            3.0%
       Texas GSLC.......................................................          5,714,375.15                            2.7%
       Pennsylvania Higher Education Assistance
        Agency..........................................................          8,200,734.13                            3.8%
       United Student Aid Funds, Inc....................................          9,981,037.55                            4.7%
       Other Guarantee Agencies.........................................          1,223,041.75                            0.6%
       Alternative Loans Non-Guaranteed.................................         43,273,915.31                           20.2%

------------------------------------------------------------------------------------------------------------------------------------
       Total............................................................       214,370,190.54                           100.0%
                                                                               ==============================================


I.     Fees and Expenses Accrued For / Through  January, 2001
       ------------------------------------------------------

                                                                                           For The 1
                                                                                         Month Ended
                                                           January, 2001               Jan. 31, 2001
                                                           -----------------------------------------
       Servicing Fees...................................      187,573.91                 $187,573.91
       Indenture Trustee Fees...........................        5,343.78                    5,343.78
       Broker / Dealer Fees.............................       49,876.38                   49,876.38
       Auction Agent Fees...............................        4,417.50                    4,417.50
       Other Permitted Expenses.........................            0.00                        0.00
                                                              --------------------------------------
       Total............................................      247,211.57                 $247,211.57
                                                             =======================================

J.     Ratio of Assets to Liabilities as of January 31, 2001
       -----------------------------------------------------

                                                                                              Amount
                                                                                     ---------------
       Total Indenture Assets......................................................  $260,006,547.59
       Total Indenture Liabilities.................................................   257,766,401.81
                                                                                     ----------------
       Ratio.......................................................................           100.87%
                                                                                     ================